COMMON STOCK                                                       COMMON STOCK

                  [LOGO OF CBC HOLDING COMPANY APPEARS HERE]

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
    THE STATE OF GEORGIA                                     CERTAIN DEFINITIONS
                                                          CUSIP_________________


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF

============================= CBC HOLDING COMPANY ==============================

(hereinafter called the "Corporation"). The shares represented by this certificate are transferable on the books of the Corporation by said owner or by his or her duly authorized attorney, upon the surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

        Date:



              -----------------------            ----------------------
                    Secretary                           President

                              CBC HOLDING COMPANY

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common            UNIF GIFT MIN ACT - ..........Custodian..........
TEN ENT - as tenants by the entireties                          (Cust)             (Minor)
JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants                     Act..........................
          in common                                                       (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|                                    |
|                                    |
______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)



________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within names Corporation with full power of substitution in the premises.

Dated ____________________________


                                ________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.